AMENDMENT "A" TO
                               PURCHASE AGREEMENT
                           DATED MAY 14, 1997 BETWEEN
                               WEST SUBURBAN BANK
                                       AND
                       MICROGRAPHIC TECHNOLOGY CORPORATION


         WHEREAS, M&I has provided the attached written acknowledgement (dated August 15, 1997, included as Attachment 1) certifying that nine of the twelve machines have meet the requirements as outlined paragraphs 1, 2, 3, 4, and 5 of the "Acceptance Criteria" section of Amendment No. 1 to the PPF Agreement.

         WHEREAS, M&I has continued to make timely payments in-full relating to all twelve installed machines.

         WHEREAS, MTC is continuing to pursue complete acceptance of all machines pursuant to the requirements of the "Acceptance Criteria" section of Amendment No. 1 to the PPF Agreement.

         West Suburban Bank hereby amends Section 7 of the Purchase Agreement to waive the existing Repurchase Events (as listed in Section 7, paragraphs a, b, and c) and replaces said Repurchase Events with:

         "Seller's failure to provide Purchaser with M&I's written acknowledgement, on or before June 15, 1998, stating that all twelve
         (12) of the Machines have been accepted by M&I and meet all requirements of all paragraphs of the "Acceptance Criteria" section of Amendment No. 1 to the PPF Agreement.

         "Upon the occurrence of a Repurchase Event, without notice or demand, Seller shall immediately pay Purchaser the entire Unrecovered Purchase Price and all accrued and unpaid Interest Equivalent, whereupon the PPF Agreement and the Machines shall be reconveyed by Purchaser to Seller by appropriate bill of sale or other instrument of conveyance."

         IN WITNESS WHEREOF, this Amendment A is executed and effective as of ___ day of ______________, 1997.

SELLER:                                    PURCHASER:

MICROGRAPHIC TECHNOLOGY                    WEST SUBURBAN BANK
CORPORATION a Delaware Corporation

By: ______________________________         By:  ________________________________
Its: _____________________________         Its: ________________________________


WESTSUB.MI/np/110697